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                                                                    EXHIBIT 32.4

                                 Netegrity, Inc.

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Quarterly Report of Netegrity, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Regina O. Sommer, Chief Financial Officer and Treasurer of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 29, 2004                          /s/ Regina O. Sommer
                                                --------------------------------
                                                Regina O. Sommer
                                                Chief Financial Officer and
                                                Treasurer (Principal Financial
                                                Officer and Principal Accounting
                                                Officer)